================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  May 12, 2005


                             PENN OCTANE CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                000-24394             52-1790357
        (State of               (Commission           (IRS Employer
        Incorporation)          File Number)          Identification No.)


                77-530 Enfield Lane, Bldg D
                Palm Desert, California                   92211
                (Address of principal executive offices)  (Zip Code)


                                 (760) 772-9080
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On May 12, 2005, Penn Octane Corporation ("Penn Octane") issued a joint press release with its affiliate, Rio Vista Energy Partners, L.P. ("Rio Vista"), announcing that Jerome B. Richter is retiring as Chairman of the Board, Chief Executive Officer and member of the board of directors of Penn Octane and as Chairman of the Board and member of the board of managers of the general partner of Rio Vista. Mr. Richter's retirement will take effect at the close of business on Monday, May 16, 2005. Richard Shore, Jr., President of Penn Octane, will act as Penn Octane's principal executive officer until the appointment of a new Chief Executive Officer.

     A copy of the joint Penn Octane - Rio Vista press release is attached as an exhibit.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99.1   Joint Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PENN OCTANE CORPORATION


                                   By:   /s/ Ian T. Bothwell
                                      ------------------------------------------
                                   Name:  Ian T. Bothwell
                                   Title: Vice President,
                                          Chief Financial Officer, Treasurer,
                                          and Assistant Secretary, (Principal
                                          Financial and Accounting Officer)

Date:  May 16, 2005

                                  EXHIBIT INDEX


Exhibit No.       Description                          Page No.
-----------       -------------------                  --------

    99.1          Joint Press Release                     5